United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2014

CHINA GREEN AGRICULTURE, INC.

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(Exact name of Registrant as specified in charter)

Nevada	001-34260	36-3526027
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification No.)

300 Walnut Street Suite 245

Des Moines, IA 50309

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (515) 897-2421

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐	Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

On November 10, 2014, China Green Agriculture, Inc., a corporation incorporated in the State of Nevada (the “Company”), issued a press release announcing (i) certain financial results for the fiscal quarter ended September 30, 2014; (ii) guidance for the revenues and net incomes for the fiscal year ended June 30, 2015 and the second quarter ended December 31, 2015; and (iii) a conference call to be held by the Company on Monday, November 10, 2014 at 7:30 a.m. Eastern Time to discuss the results of operations for the quarter ended September 30, 2014. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

(d)           Exhibits.

The following is filed as an exhibit to this report:

Exhibit No.	Description
99.1	Press Release, dated November 10, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 10, 2014

CHINA GREEN AGRICULTURE, INC.
(Registrant)

By: /s/ Tao Li
Tao Li,
President and Chief Executive Officer